NATIONWIDE

VARIABLE

ACCOUNT-5

Annual Report

to

Contract Owners

December 31, 2014

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and

Contract Owners of Nationwide Variable Account-5:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide Variable Account-5 (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2014, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2014, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 13, 2015

NATIONWIDE VARIABLE ACCOUNT-5

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2014

Assets:
Investments at fair value:

Stock Index Fund, Inc. - Initial Shares (DSIF)
3,772 shares (cost $114,920)	$169,696
NVIT Nationwide Fund - Class I (TRF)
20,191 shares (cost $199,047)	295,198
NVIT Government Bond Fund - Class I (GBF)
3,579 shares (cost $41,453)	39,617
NVIT Money Market Fund - Class I (SAM)
12,226 shares (cost $12,226)	12,226
VP Balanced Fund - Class I (ACVB)
17,946 shares (cost $126,172)	143,033
VP Capital Appreciation Fund - Class I (ACVCA)
35,534 shares (cost $389,010)	558,599
Equity-Income Portfolio - Initial Class (FEIP)
31,625 shares (cost $716,283)	767,528
Balanced Portfolio - I Class Shares (AMBP)
20,660 shares (cost $200,134)	266,928

Total Investments	$2,252,825

Other Accounts Receivable	249
Accounts Receivable-NVIT Money Market Fund - Class I (SAM)	22

Accounts Payable-NVIT Nationwide Fund - Class I (TRF)	(160)
Accounts Payable-NVIT Government Bond Fund - Class I (GBF)	(32)

$2,252,904

Contract Owners’ Equity:
Accumulation units	2,241,225
Contracts in payout (annuitization) period (note 1f)	11,679

Total Contract Owners’ Equity (note 5)	$2,252,904

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-5

STATEMENTS OF OPERATIONS

Year Ended December 31, 2014

Investment Activity:	Total	DSIF	TRF	GBF	SAM	ACVB	ACVCA	FEIP
Reinvested dividends	$30,802	2,974	3,336	786	-	2,130	-	21,576
Mortality and expense risk charges (note 2)	(29,072)	(2,224)	(3,729)	(520)	(196)	(1,814)	(7,254)	(9,957)

Net investment income (loss)	1,730	750	(393)	266	(196)	316	(7,254)	11,619

Realized gain (loss) on investments	42,799	7,560	6,652	(551)	-	1,417	26,004	388
Change in unrealized gain (loss) on investments	(46,315)	9,405	22,647	1,589	-	(2,791)	(96,021)	31,095

Net gain (loss) on investments	(3,516)	16,965	29,299	1,038	-	(1,374)	(70,017)	31,483

Reinvested capital gains	159,624	1,963	-	-	-	12,269	113,267	10,511

Net increase (decrease) in contract owners’ equity resulting from operations	$157,838	19,678	28,906	1,304	(196)	11,211	35,996	53,613

Investment Activity:	AMBP
Reinvested dividends	$-
Mortality and expense risk charges (note 2)	(3,378)

Net investment income (loss)	(3,378)

Realized gain (loss) on investments	1,329
Change in unrealized gain (loss) on investments	(12,239)

Net gain (loss) on investments	(10,910)

Reinvested capital gains	21,614

Net increase (decrease) in contract owners’ equity resulting from operations	$7,326

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	Total		DSIF		TRF		GBF
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$1,730	(1,691)	750	749	(393)	88	266	335
Realized gain (loss) on investments	42,799	51,634	7,560	3,279	6,652	2,117	(551)	(28)
Change in unrealized gain (loss) on investments	(46,315)	355,487	9,405	30,620	22,647	62,864	1,589	(3,500)
Reinvested capital gains	159,624	70,401	1,963	1,541	-	-	-	559

Net increase (decrease) in contract owners’ equity resulting from operations	157,838	475,831	19,678	36,189	28,906	65,069	1,304	(2,634)

Equity transactions:
Purchase payments received from contract owners (note 3)	345	4,053	-	-	-	-	-	-
Transfers between funds	-	-	16,266	3,413	-	(1,448)	(6,587)	(773)
Redemptions (note 3)	(117,072)	(299,828)	(16,397)	(10,142)	(14,845)	(6,040)	(1,174)	-
Annuity benefits	(3,545)	(3,315)	(375)	(327)	-	-	(563)	(587)
Contract maintenance charges (note 2)	(1,887)	(1,963)	(215)	(197)	(361)	(354)	(57)	(67)
Adjustments to maintain reserves	(30)	(66)	(30)	(18)	27	(23)	11	(40)

Net equity transactions	(122,189)	(301,119)	(751)	(7,271)	(15,179)	(7,865)	(8,370)	(1,467)

Net change in contract owners’ equity	35,649	174,712	18,927	28,918	13,727	57,204	(7,066)	(4,101)
Contract owners’ equity beginning of period	2,217,255	2,042,543	150,733	121,815	281,631	224,427	46,715	50,816

Contract owners’ equity end of period	$2,252,904	2,217,255	169,660	150,733	295,358	281,631	39,649	46,715

CHANGES IN UNITS:
Beginning units	54,630	62,461	3,421	3,596	2,096	2,161	797	812
Units purchased	869	295	374	93	-	-	-	-
Units redeemed	(3,889)	(8,126)	(346)	(268)	(110)	(65)	(139)	(15)

Ending units	51,610	54,630	3,449	3,421	1,986	2,096	658	797

(Continued)

NATIONWIDE VARIABLE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	SAM		ACVB		ACVCA		FEIP
	2014	2013	2014	2013	2014	2013	2014	2013
Investment activity:
Net investment income (loss)	$(196)	(593)	316	374	(7,254)	(6,620)	11,619	6,987
Realized gain (loss) on investments	-	-	1,417	421	26,004	7,811	388	36,930
Change in unrealized gain (loss) on investments	-	-	(2,791)	15,943	(96,021)	108,448	31,095	103,113
Reinvested capital gains	-	-	12,269	2,488	113,267	18,968	10,511	46,845

Net increase (decrease) in contract owners’ equity resulting from operations	(196)	(593)	11,211	19,226	35,996	128,607	53,613	193,875

Equity transactions:
Purchase payments received from contract owners (note 3)	345	-	-	-	-	-	-	4,053
Transfers between funds	(24,537)	(657)	-	(1,238)	-	(1,566)	-	3,418
Redemptions (note 3)	(2,532)	(8,169)	(7,740)	-	(40,264)	(4,644)	(32,392)	(269,817)
Annuity benefits	-	-	-	-	(873)	(784)	(798)	(720)
Contract maintenance charges (note 2)	(210)	(263)	(78)	(79)	(202)	(191)	(613)	(667)
Adjustments to maintain reserves	10	10	3	-	(6)	8	-	(11)

Net equity transactions	(26,924)	(9,079)	(7,815)	(1,317)	(41,345)	(7,177)	(33,803)	(263,744)

Net change in contract owners’ equity	(27,120)	(9,672)	3,396	17,909	(5,349)	121,430	19,810	(69,869)
Contract owners’ equity beginning of period	39,324	48,996	139,642	121,733	563,940	442,510	747,711	817,580

Contract owners’ equity end of period	$12,204	39,324	143,038	139,642	558,591	563,940	767,521	747,711

CHANGES IN UNITS:
Beginning units	1,604	1,973	8,303	8,389	12,593	12,751	17,938	24,819
Units purchased	14	-	-	-	-	-	-	202
Units redeemed	(1,116)	(369)	(460)	(86)	(893)	(158)	(763)	(7,083)

Ending units	502	1,604	7,843	8,303	11,700	12,593	17,175	17,938

(Continued)

NATIONWIDE VARIABLE ACCOUNT-5

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2014 and 2013

	AMBP
	2014	2013
Investment activity:
Net investment income (loss)	$(3,378)	(3,011)
Realized gain (loss) on investments	1,329	1,104
Change in unrealized gain (loss) on investments	(12,239)	37,999
Reinvested capital gains	21,614	-

Net increase (decrease) in contract owners’ equity resulting from operations	7,326	36,092

Equity transactions:
Purchase payments received from contract owners (note 3)	-	-
Transfers between funds	14,858	(1,149)
Redemptions (note 3)	(1,728)	(1,016)
Annuity benefits	(936)	(897)
Contract maintenance charges (note 2)	(151)	(145)
Adjustments to maintain reserves	(45)	8

Net equity transactions	11,998	(3,199)

Net change in contract owners’ equity	19,324	32,893
Contract owners’ equity beginning of period	247,559	214,666

Contract owners’ equity end of period	$266,883	247,559

CHANGES IN UNITS:
Beginning units	7,878	7,960
Units purchased	481	-
Units redeemed	(62)	(82)

Ending units	8,297	7,878

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-5 NOTES TO FINANCIAL STATEMENTS

December 31, 2014

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

Nationwide Variable Account-5 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on November 1, 1989. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies.

The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distribution for the contracts is through banks and other financial institutions.

(b) The Contracts

Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of contract expenses.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

DREYFUS CORPORATION

Stock Index Fund, Inc. - Initial Shares (DSIF)

NATIONWIDE FUNDS GROUP

NVIT Nationwide Fund - Class I (TRF)

NVIT Government Bond Fund - Class I (GBF)

NVIT Money Market Fund - Class I (SAM)

PORTFOLIOS OF THE AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Balanced Fund - Class I (ACVB)

VP Capital Appreciation Fund - Class I (ACVCA)

PORTFOLIOS OF THE FIDELITY(R) VARIABLE INSURANCE PRODUCTS

Equity-Income Portfolio - Initial Class (FEIP)

PORTFOLIOS OF THE NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Balanced Portfolio - I Class Shares (AMBP)

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the sub-accounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2014 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the separate account financial statement includes an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 7%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) Recently Issued Accounting Standards

On January 1, 2014, the Company adopted Accounting Standards Update (ASU) 2013-08, which amends existing guidance in ASC 946, Financial Services – Investment Companies. The amended guidance modifies the definition of investment companies and requires new disclosures around the status of investment companies. In addition, the guidance requires an investment company to measure its noncontrolling interests in another investment company at fair value rather than the equity method of accounting. The adoption of this guidance resulted in increased disclosures only and had no impact on the Account’s financial statements.

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the SEC.

(Continued)

NATIONWIDE VARIABLE ACCOUNT- 5 NOTES TO FINANCIAL STATEMENTS

December 31, 2014

(2) Expenses

The Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is redeemed, the Company will, with certain exceptions, deduct from a contract owners’ contract value a contingent deferred sales charge not to exceed 7% of the purchase payments redeemed. This charge declines 1% per year. After the purchase payment has been held in the contract for 7 years, the charge is 0%. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company. The following additional contract charges are deducted by the Company: (a) an annual contract maintenance charge of up to $30, dependent upon contract type and issue date, which is satisfied by redeeming units; and (b) a mortality and expense risk charge assessed through a reduction of the unit value equal to an annualized rate of 1.25% and an administrative charge of 0.05%, for a total variable account charge of 1.30%.

(3) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Account at the direction of the contract owner. For the years ended December 31, 2014 and 2013, total transfers to the Account from the fixed account were $0 and $4,053 respectively, and total transfers from the Account to the fixed account were $0 and $2,310 respectively. Transfers from the Account to the fixed account are included in redemptions, and transfers to the Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(4) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2014.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2014:

	Level 1	Level 2	Level 3	Total

Separate Account Investments	$2,252,825	$-	$-	$2,252,825

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2014 are as follows:

	Purchases of Investments	Sales of Investments
Stock Index Fund, Inc. - Initial Shares(DSIF)	$21,182	$19,191
NVIT Nationwide Fund - Class I(TRF)	3,336	18,938
NVIT Government Bond Fund - Class I(GBF)	786	8,903
NVIT Money Market Fund - Class I(SAM)	-	27,131
VP Balanced Fund - Class I(ACVB)	14,399	9,634
VP Capital Appreciation Fund - Class I(ACVCA)	113,267	48,599
Equity-Income Portfolio - Initial Class(FEIP)	32,114	43,790
Balanced Portfolio - I Class Shares(AMBP)	36,437	6,163

Total	$221,521	$182,349

(5) Financial Highlights

The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2014, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2014. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented. Contract owners’ equity presented below may not agree to the contract owners’ equity presented in the Statements of Changes due to reserves for annuity contracts in payout.

NATIONWIDE VARIABLE ACCOUNT-5 NOTES TO FINANCIAL STATEMENTS

December 31, 2014

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Stock Index Fund, Inc. - Initial Shares (DSIF)
2014	1.30%	3,449	$48.83	$168,382	1.75%	11.95%
2013	1.30%	3,421	43.62	149,231	1.86%	30.31%
2012	1.30%	3,596	33.48	120,377	2.05%	14.23%
2011	1.30%	3,687	29.30	108,047	1.80%	0.56%
2010	1.30%	4,399	29.14	128,200	1.68%	13.35%
NVIT Nationwide Fund - Class I (TRF)
2014	1.30%	1,986	145.11 to 149.40	295,358	1.17%	10.69%
2013	1.30%	2,096	131.09 to 134.98	281,631	1.35%	29.40%
2012	1.30%	2,161	101.31 to 104.31	224,427	1.46%	12.73%
2011	1.30%	2,314	89.87 to 92.53	213,186	1.15%	-0.78%
2010	1.30%	2,423	90.57 to 93.26	224,998	1.00%	11.98%
NVIT Government Bond Fund - Class I (GBF)
2014	1.30%	658	57.52 to 57.54	37,846	1.96%	3.21%
2013	1.30%	797	55.73 to 55.75	44,416	1.99%	-5.30%
2012	1.30%	812	58.85 to 58.87	47,786	1.40%	1.71%
2011	1.30%	2,534	57.86 to 57.88	146,550	3.10%	5.86%
2010	1.30%	2,600	54.65 to 54.67	142,093	2.84%	3.42%
NVIT Money Market Fund - Class I (SAM)
2014	1.30%	502	24.17 to 26.26	12,204	0.00%	-1.30%
2013	1.30%	1,604	24.49 to 26.60	39,324	0.00%	-1.30%
2012	1.30%	1,973	24.81 to 26.95	48,996	0.00%	-1.30%
2011	1.30%	2,136	25.14 to 27.31	53,742	0.00%	-1.30%
2010	1.30%	2,415	25.47 to 27.67	61,553	0.00%	-1.30%
VP Balanced Fund - Class I (ACVB)
2014	1.30%	7,843	18.24	143,038	1.53%	8.43%
2013	1.30%	8,303	16.82	139,642	1.60%	15.90%
2012	1.30%	8,389	14.51	121,733	2.20%	10.34%
2011	1.30%	1,505	13.15	19,791	1.39%	3.97%
2010	1.30%	1,557	12.65	19,695	1.76%	10.19%
VP Capital Appreciation Fund - Class I (ACVCA)
2014	1.30%	11,700	47.49	555,686	0.00%	6.74%
2013	1.30%	12,593	44.50	560,359	0.00%	29.22%
2012	1.30%	12,751	34.44	439,051	0.00%	14.49%
2011	1.30%	12,868	30.08	387,063	0.00%	-7.72%
2010	1.30%	13,090	32.59	426,646	0.00%	29.59%
Equity-Income Portfolio - Initial Class (FEIP)
2014	1.30%	17,175	44.54	764,896	2.83%	7.30%
2013	1.30%	17,938	41.50	744,492	2.21%	26.48%
2012	1.30%	24,819	32.81	814,404	3.20%	15.78%
2011	1.30%	25,047	28.34	709,873	2.45%	-0.34%
2010	1.30%	26,299	28.44	747,916	1.87%	13.65%
Balanced Portfolio - I Class Shares (AMBP)
2014	1.30%	8,297	31.80	263,815	0.00%	2.83%
2013	1.30%	7,878	30.92	243,634	0.00%	16.94%
2012	1.30%	7,960	26.44	210,476	0.00%	7.92%
2011	1.30%	8,018	24.50	196,456	0.30%	-1.92%
2010	1.30%	8,279	24.98	206,798	0.99%	17.28%

2014	Reserves for annuity contracts in payout phase:			11,679
2014	Contract owners equity:			$2,252,904
2013	Reserves for annuity contracts in payout phase:			14,526
2013	Contract owners equity:			$2,217,255
2012	Reserves for annuity contracts in payout phase:			15,293
2012	Contract owners equity:			$2,042,543
2011	Reserves for annuity contracts in payout phase:			16,747
2011	Contract owners equity:			$1,851,455
2010	Reserves for annuity contracts in payout phase:			19,938
2010	Contract owners equity:			$1,977,837

*	This represents the range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the total return for the period. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both during the period presented.